COLLEGE RETIREMENT EQUITIES FUND (“CREF”)

SUPPLEMENT NO. 2
dated March 1, 2018

to the Statement of Additional Information (“SAI”)

dated May 1, 2017

Janice C. Eberly has been appointed to the Board of Trustees of CREF. Effective immediately, the total number of Trustees as set forth in the first sentence of the first paragraph currently appearing under the sub-section entitled “Board leadership structure and related matters” of the sub-section entitled “The Board of Trustees” of the section entitled “Management of CREF” on page 29 of the SAI is hereby increased from nine to ten.

Effective immediately, the following entry is hereby added in the “Disinterested Trustees” chart currently appearing under the section entitled “Management of CREF” beginning on page 31 of the SAI:

Name, address and year of birth (“YOB”)	Position(s) held with registrant	Term of office and length of time served	Principal occupation(s) during past 5 years and other relevant experience and qualifications	Number of portfolios in fund complex overseen	Other directorships held
Janice C. Eberly c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Trustee	Four-year term. Trustee since 2018.	John L. and Helen Kellogg Professor of Finance at the Kellogg School of Management at Northwestern University (2002–2011; since 2013), Chair of the Finance Department (2005–2007). Assistant Secretary for Economic Policy at the United States Department of the Treasury (2011–2013).	88	Board Member, Office of Finance of the Federal Home Loan Banks.

			Prof. Eberly has particular experience in education, finance, and public economic policy.

Phillip T. Rollock no longer serves as an officer of CREF. Effective immediately, the following entry hereby replaces in its entirety the entry for Phillip T. Rollock in the chart currently appearing under the sub-section entitled “Officers” of the section entitled “Management of CREF” on page 33 of the SAI:

Name, address and year of birth (“YOB”)	Position(s) held with registrant	Term of office and length of time served	Principal occupation(s) during past 5 years
Mona Bhalla TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1969	Senior Managing Director and Corporate Secretary	One-year term. Senior Managing Director and Corporate Secretary since 2017.	Senior Managing Director, Corporate Secretary of TIAA and the College Retirement Equities Fund (“CREF”), TIAA Separate Account VA-1, TIAA-CREF Funds, and TIAA-CREF Life Funds (collectively, the “TIAA-CREF Fund Complex”). Prior to joining TIAA, Ms. Bhalla served as Senior Vice President, Counsel and Corporate Secretary of AllianceBernstein LP.

Effective immediately, the following entry is hereby added to the chart currently appearing under the sub-section entitled “Equity ownership of the Trustees” of the section entitled “Management of CREF” on page 34 of the SAI:

Name	Dollar range of equity securities in the registrant	Aggregate dollar range of equity securities in all registered investment companies overseen in family of investment companies
Janice C. Eberly*	None	None

*	As of December 31, 2017

As she was not yet a Trustee, Prof. Eberly received no compensation from CREF and the TIAA-CREF Fund Complex during the fiscal year ended December 31, 2016. Prof. Eberly will serve as a member of the Audit and Compliance Committee, Investment Committee and Corporate Governance and Social Responsibility Committee. Effective immediately, Prof. Eberly is added to the lists of current members of such Board committees in sections (1)-(3) currently appearing under the sub-section entitled “Board committees” of the section entitled “Management of CREF” on page 35 of the SAI.

A40228 (3/18)